INCOME TAXES - Disclosure of detailed information about effective income tax expense recovery (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure Of Income Taxes [Abstract]
Income tax expense at statutory rate	$ 4,517	$ 2,887
Statutory tax rate	26.50%	26.50%
Increase in taxes resulting from:
Non-deductible items	$ 292	$ 124
Other differences	346	93
Total income tax expense	$ 5,155	$ 3,104